STOCK EXCHANGE AGREEMENT

               THIS STOCK EXCHANGE AGREEMENT is entered into as of the 1st day of November, 2000, by and between MDI Entertainment, Inc., a Delaware corporation ("MDI"), and eLot, Inc., a Virginia corporation ("eLot").

               WHEREAS, on the terms and subject to the conditions set forth in this Agreement, eLot and MDI desire that eLot issue 1,000,000 shares (the "eLot Shares") of eLot's Common Stock, par value $.01 per share (the "eLot Common Stock"), to MDI in exchange for (1) 444 shares (the "MDI Preferred Shares") of MDI's Series B Preferred Stock (the "MDI Series B Preferred Stock") which shall have the rights and preferences set forth in the Certificate of Designation of Rights and Preferences of Series B Preferred Stock attached as Exhibit A hereto (the "Certificate of Designation") and (2) a Warrant (the "Warrant") to purchase 555,556 shares of MDI's Common Stock, par value $.001 per share (the "MDI Common Stock"), which shall have the terms and conditions set forth in the Form of Warrant attached as Exhibit B hereto;

               WHEREAS, eLot and MDI desire to enter into a Registration Rights Agreement with respect to certain shares of MDI Common Stock in the form set forth in Exhibit C hereto (the "eLot Registration Rights Agreement"); and

               WHEREAS, eLot and MDI desire to enter into a Registration Rights Agreement with respect to certain shares of eLot Common Stock in the form set forth in Exhibit D hereto (the "MDI Registration Rights Agreement").

               NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

               SECTION 1. Filing of Certificate of Designation; Reservation of Shares of Common Stock.

               (a) Immediately prior to the execution and delivery of this Agreement, MDI filed with the Secretary of State of Delaware the Certificate of Designation (the Certificate of Incorporation of MDI, as amended by the Certificate of Designation and in effect on the date hereof, being hereinafter referred to as its "Certificate of Incorporation").

               (b) MDI has authorized and reserved and covenants to continue to reserve, free and clear of preemptive and other preferential rights, a sufficient number of its previously authorized but unreserved shares of MDI Common Stock to satisfy the rights of conversion of the holders of the MDI Series B Preferred Stock and the exercise rights of the holders of the Warrant.

               SECTION 2. Exchange. Subject to the terms and conditions hereof, at the Closing (as defined below), eLot agrees to issue to MDI the eLot Shares in exchange for the MDI Preferred Shares and the Warrant, and MDI agrees to issue to eLot the MDI Preferred Shares and the Warrant in exchange for the eLot Shares.

               SECTION 3. Delivery of the eLot Shares, MDI Preferred Shares, Warrant and Other Documents. The closing hereunder with respect to the transactions contemplated hereby (the "Closing") shall take place at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, on November 1, 2000 at 10:00 a.m. New York time or at any other mutually agreed time and place (the "Closing Date"). At the Closing (1) eLot shall deliver to MDI a stock certificate, registered in the name of MDI, representing the eLot Shares, (2) MDI shall deliver to eLot a stock certificate, registered in the name of eLot, representing the MDI Preferred Shares and the Warrant, and (3) each of MDI and eLot shall execute and deliver the Registration Rights Agreement.

               SECTION 4. Representations and Warranties of MDI. MDI hereby represents and warrants to eLot as follows:

               4.1. Organization. MDI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted and to carry out the transactions contemplated hereby. MDI is duly qualified as a foreign corporation and is in good standing in all such other jurisdictions in which the conduct of its business or its ownership or leasing of property requires such qualification and in which the failure so to qualify or so to be in good standing would have a material adverse effect on MDI's business, operations, financial condition or prospects (an "MDI Material Adverse Effect").

               4.2. Capitalization. The entire authorized capital stock of MDI consists of:

               (a) 25,000,000 shares of MDI Common Stock, of which (i) 10,405,872 shares have been duly and validly issued and are outstanding, fully paid and nonassessable, (ii) 444,444 shares have been reserved for issuance upon conversion of the MDI Series B Preferred Stock, (iii) 2,293,656 shares have been reserved for issuance upon exercise of outstanding warrants (including the Warrant), (iv) 375,000 shares have been reserved for issuance upon conversion of a convertible subordinated debenture, (v) 674,166 shares have been reserved for issuance under MDI's option plans, and (vi) no shares are held as treasury shares;

               (b) 5,000,000 shares of Preferred Stock, of which (i) 2,027 shares were designated Series A Preferred Stock, none of which remain outstanding; and (ii) 444 shares of Series B Preferred Stock, of which
        (a) prior to the Closing, no shares were issued and outstanding and (b) 444 shares will be held by eLot after the Closing and will, upon issuance in accordance with this Agreement, have been duly and validly issued and be outstanding, fully paid and non-assessable.

               4.3. Reporting Company Status. MDI has registered the MDI Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the MDI Common Stock is listed and traded on the Nasdaq SmallCap Market. Except as set forth on Schedule A hereto, MDI has timely filed all material required to be filed pursuant to all reporting obligations under either Section 13(a) or 15(d) of the Exchange Act, and has received no notice, either oral or written, with respect to the continued eligibility of the MDI Common Stock for such listing.

               4.4. SEC Filings. None of the documents filed by MDI with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act since May 31, 2000 (collectively, the "MDI SEC Documents"), at the time they were filed, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. MDI has timely filed all requisite forms, reports and exhibits thereto with the SEC.

               4.5. Financial Statements. MDI has furnished to eLot the audited balance sheet of MDI as of May 31, 2000 and the related statements of operations, stockholders' equity and cash flow of MDI, together with related schedules and notes, if any, for the year ended May 31, 2000, and the unaudited balance sheet of MDI as of August 31, 2000 (the "MDI Balance Sheet") and the related unaudited statements of operations, stockholders' equity and cash flow of MDI for the three months then ended (the "MDI Statement of Operations"). The MDI Balance Sheet and the MDI Statement of Operations (the "MDI Financial Statements") have been prepared in accordance with generally accepted accounting principles consistently applied. The MDI Balance Sheet fairly presents, in all material respects, the financial position of MDI as of its date, and the MDI Statement of Operations fairly presents the results of operations of MDI for the period therein set forth.

               4.6. Absence of Liabilities. Except as set forth in the MDI Balance Sheet or disclosed in the MDI SEC Documents and except for obligations and liabilities incurred since August 31, 2000 in the ordinary course of business, MDI has no material obligation or liability (absolute, accrued or contingent) as of the date hereof.

               4.7. Absence of Changes. Except as disclosed in the MDI SEC Documents, since May 31, 2000 there has not been (a) any material adverse change in the financial condition, results of operations, assets, liabilities, business or prospects of MDI, (b) any material asset or property of MDI made subject to a lien of any kind, (c) any waiver of any valuable right of MDI, or the cancellation of any material debt or claim held by MDI, (d) any payment of dividends on, or other distribution with respect to, or any direct or indirect redemption or acquisition of, any shares of the capital stock of MDI, or any agreement or commitment therefor, (e) any mortgage, pledge or hypothecation of any tangible or intangible asset of MDI, except in the ordinary course of business, (f) any sale or assignment of any tangible asset of MDI having a book value in excess of $10,000, except in the ordinary course of business, (g) any loan by MDI to, or any loan to MDI from, any officer, director, employee or stockholder of MDI, or any agreement or commitment therefor, (h) any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the assets, property or business of MDI or (i) any change in the accounting methods or practices followed by MDI.

               4.8.  Intellectual Property Rights.

               (a) MDI has the right to use the Intellectual Property Rights (as hereinafter defined) necessary or required for the conduct of its business as presently conducted;

               (b) to the best of MDI's knowledge, no product marketed or sold or proposed to be marketed or sold by MDI violates or will violate any license or infringes any Intellectual Property Rights of another;

               (c) MDI has not received any notice that any of such Intellectual Property Rights or the operation or proposed operation of MDI's business conflicts or will conflict with the rights of others, nor is MDI aware of any reasonable basis to believe that any such violation, infringement or conflict will or may exist; and

               (d) MDI has taken reasonable measures to protect and preserve the security, confidentiality and value of its Intellectual Property Rights, including its trade secrets and other confidential information. To the best knowledge of MDI, all trade secrets and other confidential information of MDI are presently valid and protectible and are not part of the public domain or knowledge nor, to the best knowledge of MDI, have they been used, divulged or appropriated for the benefit of any person other than MDI or otherwise to the detriment of MDI.

               As used herein, the term "Intellectual Property Rights" means all patents, trademarks, service marks, trade names, copyrights, inventions, trade secrets, proprietary processes and formulae, applications for patents, trademarks, service marks and copyrights, and other industrial and intellectual property rights.

               4.9. Proprietary Information of Third Parties. To the best of MDI's knowledge, no third party has claimed or has reason to claim that any person employed by or affiliated with MDI has (a) violated or may be violating any of the terms or conditions of his or her employment, non-competition, nondisclosure or inventions agreement with such third party, (b) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party or (c) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from MDI which suggests that such a claim might be contemplated. To the best of MDI's knowledge, no person employed by or affiliated with MDI has employed or proposes to employ any trade secret or any information or documentation proprietary to any former employer, and, to the best of MDI's knowledge, no person employed by or affiliated with MDI has violated any confidential relationship which such person may have had with any third party, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of MDI, and MDI has no reason to believe there will be any such employment or violation.

               4.10. Litigation. Except as disclosed in the MDI SEC Documents, there is no action, suit, claim, proceeding or investigation, at law, in equity or otherwise, by or before any governmental instrumentality or other agency, now pending or, to MDI's knowledge, threatened against or affecting MDI, nor, to MDI's knowledge, does there exist any reasonable basis therefor, which in either case could reasonably be expected to have an MDI Material Adverse Effect.

               4.11. No Defaults. Except as disclosed in the MDI SEC Documents and set forth on Schedule B, MDI is not in violation or breach of, or in default under, any provision of (a) its Certificate of Incorporation or its By-Laws or any note, indenture, mortgage, lease, contract, purchase order or other instrument, document or agreement to which MDI is a party or by which it or any of its property is bound or affected or (b) any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body, which breach could reasonably be expected to have an MDI Material Adverse Effect. To the best knowledge of MDI, there exists no condition, event or act which, after notice, lapse of time or both, could constitute a violation or breach of, or a default under, any of the foregoing.

               4.12. Authorization of This Agreement, the Registration Rights Agreement and the Warrant. The execution, delivery and performance by MDI of this Agreement, the Registration Rights Agreement and the Warrant have been duly authorized by all requisite corporate action. This Agreement, the Registration Rights Agreement and the Warrant have been duly executed and delivered on behalf of MDI and constitute the valid and binding obligations of MDI, enforceable in accordance with their respective terms. The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrant, the issuance, sale and delivery of the MDI Preferred Shares and the Warrant, and the shares of MDI Common Stock issuable upon conversion of the MDI Series B Preferred Stock or upon exercise of the Warrant (the "Reserved Shares"), and compliance with the provisions hereof and thereof by MDI, do not and will not, with or without the passage of time or the giving of notice or both, (a) violate any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of MDI under, its Certificate of Incorporation or By-Laws or any note, indenture, mortgage, lease, contract, purchase order or other instrument, document or agreement to which MDI is a party or by which it or any of its property is bound or affected.

               4.13. Authorization of Shares. The issuance, sale and delivery hereunder by MDI of the MDI Preferred Shares have been duly authorized by all requisite corporate action of MDI, and when so issued, sold and delivered, the MDI Preferred Shares will be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive or any other similar rights of the stockholders of MDI or others.

               4.14. Authorization of Reserved Shares. The issuance, sale and delivery by MDI of the Reserved Shares have been duly authorized by all requisite corporate action of MDI, and the Reserved Shares have been duly reserved for issuance upon conversion of all or any of the shares of MDI Series B Preferred Stock or upon exercise of the Warrant, and when so issued and delivered upon conversion of any of the MDI Series B Preferred Stock or upon exercise of the Warrant, the Reserved Shares will be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive or any other similar rights of the stockholders of MDI or others.

               4.15. No Governmental Consent or Approval Required. No authorization, consent, approval or other order of, declaration to, or filing with, any governmental agency or body is required for or in connection with the valid and lawful authorization, execution, delivery and performance by MDI of this Agreement, the Registration Rights Agreement or the Warrant, for or in connection with the valid and lawful authorization, issuance, sale and delivery of the MDI Preferred Shares or the Warrant or for or in connection with the valid and lawful authorization, reservation, issuance, sale and delivery of the Reserved Shares, except for SEC approvals and "blue sky" approvals and filings contemplated by the Registration Rights Agreement.

               4.16. Exemptions from Securities Laws. Subject to the accuracy of the representations and warranties of eLot set forth in Section 5.18 hereof, the provisions of Section 5 of the Securities Act are inapplicable to the offering, issuance, sale and delivery of the MDI Preferred Shares, the Warrant and the Reserved Shares by virtue of the exemption afforded by Section 4(2) of the Securities Act, and no consent, approval, qualification or registration or filing under any state securities or blue sky laws is required in connection therewith.

               4.17. Compliance. MDI has (a) complied in all material respects with all Federal, state, local or foreign laws, statutes, ordinances, rules, regulations and orders applicable to its business and (b) all Federal, state, local and foreign governmental licenses, registrations and permits material to or necessary for the conduct of its business, and such licenses, registrations and permits are in full force and effect, except for those as to which failure to comply would not have an MDI Material Adverse Effect.

               4.18. Taxes. MDI has filed all Federal, state, local and foreign tax returns which are required to be filed by it and all such returns are true and correct in all material respects. MDI has paid all taxes pursuant to such returns or pursuant to any assessments received by it or which it is obligated to withhold from amounts owing to any employee, creditor or third party, except, in each case, for those which are not yet due and payable pursuant to such returns.

               4.19.  Securities Laws.

               (a) MDI is acquiring the eLot Shares for its own account, for investment and not for, with a view to or in connection with the distribution thereof.

               (b) MDI understands that the eLot Shares have not been registered under the Securities Act or any state securities law, by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act and such laws, and that the eLot Shares must be held indefinitely unless they are subsequently registered under the Securities Act and such laws or a subsequent disposition thereof is exempt from registration. The certificates for the eLot Shares shall bear a legend to such effect, and appropriate stock transfer instructions shall be issued.

               (c) MDI understands that the exemption from registration afforded by Rule 144 promulgated by the SEC under the Securities Act depends upon the satisfaction of various conditions and that, if applicable, Rule 144 affords the basis for sales only in limited amounts.

               (d) MDI (i) has sufficient knowledge and experience in business and financial matters and with respect to investment in securities of companies comparable to eLot so as to enable it to analyze and evaluate the merits and risks of the investment contemplated hereby and (ii) is able to bear the economic risk of such investment.

               (e) MDI and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of eLot and materials relating to the offer and sale of the eLot Shares which have been requested by MDI. MDI and its advisors, if any, have been afforded the opportunity to ask questions of eLot and have received complete and satisfactory answers to any such inquiries.

               SECTION 5. Representations and Warranties of eLot. eLot represents and warrants to MDI that:

               5.1. Organization. eLot is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted and to carry out the transactions contemplated hereby. eLot is duly qualified as a foreign corporation and is in good standing in all such other jurisdictions in which the conduct of its business or its ownership or leasing of property requires such qualification and in which the failure so to qualify or so to be in good standing would have a material adverse effect on eLot's business, operations, financial condition or prospects (an "eLot Material Adverse Effect").

               5.2. Capitalization. The entire authorized capital stock of eLot consists of:

               (a) 130,000,000 shares of eLot Common Stock, of which (i) 65,696,043 shares have been duly and validly issued and are outstanding, fully paid and nonassessable, (ii) 1,537,882 shares have been reserved for issuance upon conversion of convertiblesubordinated debentures,
        (iii) 1,325,000 shares have been reserved for issuance upon exercise of outstanding warrants, (iv) 7,550, 461 shares have been reserved for issuance pursuant to eLot's option plans and (v) no shares are held as Treasury Shares; and

               (b) 1,000,000 shares of preferred stock, par value $.01 per share, of which no shares are issued and outstanding.

               5.3. Reporting Company Status. eLot has registered its Common Stock pursuant to Section 12 of the Exchange Act, and the Common Stock is listed and traded on the NASDAQ National Market System. eLot has timely filed all material required to be filed pursuant to all reporting obligations under either
Section 13(a) or 15(d) of the Exchange Act, and has received no notice, either oral or written, with respect to the continued eligibility of the eLot Common Stock for such listing.

               5.4. SEC Filings. None of the documents filed by eLot with the SEC pursuant to the Securities Act and the Exchange Act since January 1, 1999 (collectively, the "eLot SEC Documents"), at the time they were filed, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. eLot has timely filed all requisite forms, reports and exhibits thereto with the SEC.

               5.5. Financial Statements. eLot has furnished to MDI the audited balance sheet of eLot as of December 31, 1999 and the related statements of operations, stockholders' equity and cash flow of eLot, together with related schedules and notes, if any, for the year ended December 31, 1999, and the unaudited balance sheet of eLot as of June 30, 2000 (the "eLot Balance Sheet") and the related unaudited statements of operations, stockholders' equity and cash flow of eLot for the six months then ended (the "eLot Statement of Operations"). The eLot Balance Sheet and the eLot Statement of Operations (the "eLot Financial Statements") have been prepared in accordance with generally accepted accounting principles consistently applied. The eLot Balance Sheet fairly presents, in all material respects, the financial position of eLot as of its date, and the eLot Statement of Operations fairly presents the results of operations of eLot for the period therein set forth.

               5.6. Absence of Liabilities. Except as set forth in the eLot Balance Sheet or disclosed in the eLot SEC Documents and except for obligations and liabilities incurred since June 30, 2000 in the ordinary course of business, eLot has no material obligation or liability (absolute, accrued or contingent) as of the date hereof.

               5.7. Absence of Changes. Except as disclosed in the eLot SEC Documents, since June 30, 2000 there has not been (a) any material adverse change in the financial condition, results of operations, assets, liabilities, business or prospects of eLot, (b) any material asset or property of eLot made subject to a lien of any kind, (c) any waiver of any valuable right of eLot, or the cancellation of any material debt or claim held by eLot, (d) any payment of dividends on, or other distribution with respect to, or any direct or indirect redemption or acquisition of, any shares of the capital stock of eLot, or any agreement or commitment therefor, (e) any mortgage, pledge or hypothecation of any tangible or intangible asset of eLot, except in the ordinary course of business, (f) any sale or assignment of any tangible asset of eLot having a book value in excess of $10,000, except in the ordinary course of business, (g) any loan by eLot to, or any loan to eLot from, any officer, director, employee or stockholder of eLot, or any agreement or commitment therefor, (h) any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the assets, property or business of eLot or (i) any change in the accounting methods or practices followed by eLot.

               5.8.  Intellectual Property Rights.

               (a) eLot has the right to use the Intellectual Property Rights necessary or required for the conduct of its business as presently conducted or as proposed to be conducted;

               (b) to the best of eLot's knowledge, no product marketed or sold or proposed to be marketed or sold by eLot violates or will violate any license or infringes any Intellectual Property Rights of another;

               (c) eLot has not received any notice that any of such Intellectual Property Rights or the operation or proposed operation of eLot's business conflicts or will conflict with the rights of others, nor is eLot aware of any reasonable basis to believe that any such violation, infringement or conflict will or may exist; and

               (d) eLot has taken reasonable measures to protect and preserve the security, confidentiality and value of its Intellectual Property Rights, including its trade secrets and other confidential information. To the best knowledge of eLot, all trade secrets and other confidential information of eLot are presently valid and protectible and are not part of the public domain or knowledge nor, to the best knowledge of eLot, have they been used, divulged or appropriated for the benefit of any person other than eLot or otherwise to the detriment of eLot.

               5.9. Proprietary Information of Third Parties. To the best of eLot's knowledge, no third party has claimed or has reason to claim that any person employed by or affiliated with eLot has (a) violated or may be violating any of the terms or conditions of his or her employment, non-competition, nondisclosure or inventions agreement with such third party, (b) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party or (c) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from eLot which suggests that such a claim might be contemplated. To the best of eLot's knowledge, no person employed by or affiliated with eLot has employed or proposes to employ any trade secret or any information or documentation proprietary to any former employer, and, to the best of eLot's knowledge, no person employed by or affiliated with eLot has violated any confidential relationship which such person may have had with any third party, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of eLot, and eLot has no reason to believe there will be any such employment or violation.

               5.10. Litigation. Except as disclosed in the eLot SEC Documents, there is no action, suit, claim, proceeding or investigation, at law, in equity or otherwise, by or before any governmental instrumentality or other agency, now pending or, to eLot's knowledge, threatened against or affecting eLot, nor, to eLot's knowledge, does there exist any reasonable basis therefor, which in either case could reasonably be expected to have an eLot Material Adverse Effect.

               5.11. No Defaults. eLot is not in violation or breach of, or in default under, any provision of (a) its Certificate of Incorporation or its By-Laws or any note, indenture, mortgage, lease, contract, purchase order or other instrument, document or agreement to which eLot is a party or by which it or any of its property is bound or affected or (b) any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body, which breach could reasonably be expected to have an eLot Material Adverse Effect. To the best knowledge of eLot, there exists no condition, event or act which, after notice, lapse of time or both, could constitute a violation or breach of, or a default under, any of the foregoing.

               5.12. Authorization of This Agreement and the Registration Rights Agreement. The execution, delivery and performance by eLot of this Agreement and the Registration Rights Agreement have been duly authorized by all requisite corporate action. This Agreement and the Registration Rights Agreement have been duty executed and delivered on behalf of eLot and constitute the valid and binding obligations of eLot, enforceable in accordance with their respective terms. The execution, delivery and performance of this Agreement and the Registration Rights Agreement, the issuance, sale and delivery of the eLot Shares, and compliance with the provisions hereof and thereof by eLot, do not and will not, with or without the passage of time or the giving of notice or both, (a) violate any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of eLot under, its Certificate of Incorporation or By-Laws or any note, indenture, mortgage, lease, contract, purchase order or other instrument, document or agreement to which eLot is a party or by which it or any of its property is bound or affected.

               5.13. Authorization of Shares. The issuance, sale and delivery hereunder by eLot of the eLot Shares have been duly authorized by all requisite corporate action of eLot, and when so issued, sold and delivered, the eLot Shares will be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive or any other similar rights of the stockholders of eLot or others.

               5.14. No Governmental Consent or Approval Required. No authorization, consent, approval or other order of, declaration to, or filing with, any governmental agency or body is required for or in connection with the valid and lawful authorization, execution, delivery and performance by eLot of this Agreement or the Registration Rights Agreement or the valid and lawful authorization, issuance, sale and delivery of the eLot Shares.

               5.15. Exemptions from Securities Laws. Subject to the accuracy of the representations and warranties of MDI set forth in Section 4.19 hereof, the provisions of Section 5 of the Securities Act are inapplicable to the offering, issuance, sale and delivery of the eLot Shares by virtue of the exemption afforded by Section 4(2) of the Securities Act, and no consent, approval, qualification or registration or filing under any state securities or blue sky laws is required in connection therewith.

               5.16. Compliance. eLot has (a) complied in all material respects with all Federal, state, local or foreign laws, statutes, ordinances, rules, regulations and orders applicable to its business and (b) all Federal, state, local and foreign governmental licenses, registrations and permits material to or necessary for the conduct of its business, and such licenses, registrations and permits are in full force and effect, except for those as to which failure to comply would not have an eLot Material Adverse Effect.

               5.17. Taxes. eLot has filed all Federal, state, local and foreign tax returns which are required to be filed by it and all such returns are true and correct in all material respects. eLot has paid all taxes pursuant to such returns or pursuant to any assessments received by it or which it is obligated to withhold from amounts owing to any employee, creditor or third party, except, in each case, for those which are not yet due and payable pursuant to such returns.

               5.18.  Securities Laws.

               (a) eLot is acquiring the MDI Preferred Shares and Warrant, and, in the event eLot should acquire Reserved Shares upon conversion of the MDI Preferred Shares or Warrant, eLot will be acquiring the Reserved Shares, for its own account, for investment and not for, with a view to or in connection with the distribution thereof.

               (b) eLot understands that the MDI Preferred Shares and Warrant have not been registered under the Securities Act or any state securities law, by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act and such laws, and that the MDI Preferred Shares and Warrant must be held indefinitely unless they are subsequently registered under the Securities Act and such laws or a subsequent disposition thereof is exempt from registration. The certificates for the MDI Preferred Shares and Warrant shall bear a legend to such effect, and appropriate stock transfer instructions shall be issued.

               (c) eLot understands that the exemption from registration afforded by Rule 144 promulgated by the SEC under the Securities Act depends upon the satisfaction of various conditions and that, if applicable, Rule 144 affords the basis for sales only in limited amounts.

               (d) eLot (i) has sufficient knowledge and experience in business and financial matters and with respect to investment in securities of companies comparable to MDI so as to enable it to analyze and evaluate the merits and risks of the investment contemplated hereby and (ii) is able to bear the economic risk of such investment. eLot is an "accredited investor" within the meaning of Regulation D under the Securities Act.

               (e) eLot and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of MDI and materials relating to the offer and sale of the MDI Preferred Shares and Warrant which have been requested by eLot. eLot and its advisors, if any, have been afforded the opportunity to ask questions of MDI and have received complete and satisfactory answers to any such inquiries.

               SECTION 6. Conditions Precedent to Closing by eLot. The obligation of eLot to purchase and pay for the MDI Preferred Shares and Warrant being purchased by eLot is subject to satisfaction of the following conditions precedent at or before the Closing:

               6.1. Corporate Proceedings. All corporate and other proceedings to be taken and all waivers and consents to be obtained in connection with the transactions contemplated by this Agreement shall have been taken or obtained and all documents incident to such transactions shall be satisfactory in form and substance to eLot and its counsel, who shall have received all such originals or certified or other copies of such documents as they may reasonably request.

               6.2. Representations and Warranties Correct. The representations and warranties made by MDI in Section 4 hereof shall be true and correct when made, and shall be true and correct at the time of the Closing, with the same force and effect as if they had been made at and as of the time of the Closing.

               6.3. Compliance with Covenants. MDI shall have duly complied with and performed all covenants and agreements of MDI herein which are required to be complied with and performed at or before the Closing.

               6.4. Certificate. MDI shall have provided to eLot a certificate, signed by an executive officer of MDI and dated the date of the Closing, in form and substance reasonably satisfactory to eLot and its counsel, confirming compliance with the conditions set forth in Sections 6.1 through 6.3.

               6.5. Registration Rights Agreements. At or before the Closing, MDI and eLot shall have executed and delivered the eLot Registration Rights Agreement and the MDI Registration Rights Agreement.

               SECTION 7. Conditions Precedent to Closing by eLot. The obligation of MDI to purchase and pay for the eLot Shares being purchased by MDI is subject to satisfaction of the following conditions precedent at or before the Closing:

               7.1. Corporate Proceedings. All corporate and other proceedings to be taken and all waivers and consents to be obtained in connection with the transactions contemplated by this Agreement shall have been taken or obtained and all documents incident to such transactions shall be satisfactory in form and substance to MDI and its counsel, who shall have received all such originals or certified or other copies of such documents as they may reasonably request.

               7.2. Representations and Warranties Correct. The representations and warranties made by eLot in Section 5 hereof shall be true and correct when made, and shall be true and correct at the time of the Closing, with the same force and effect as if they had been made at and as of the time of the Closing.

               7.3. Compliance with Covenants. eLot shall have duly complied with and performed all covenants and agreements of eLot herein which are required to be complied with and performed at or before the Closing.

               7.4. Certificate. eLot shall have provided to MDI a certificate, signed by an executive officer of eLot and dated the date of the Closing, in form and substance reasonably satisfactory to MDI and its counsel, confirming compliance with the conditions set forth in Sections 7.1 through 7.3.

               7.5. Registration Rights Agreements. At or before the Closing, eLot and MDI shall have executed and delivered the eLot Registration Rights Agreement and the MDI Registration Rights Agreement.

               SECTION 8.  Additional Agreements of MDI.

               8.1. Indemnification. The Certificate of Incorporation or By-Laws of MDI shall at all times provide for the indemnification of the members of the Board of Directors of MDI to the full extent provided by the law of the jurisdiction in which MDI is organized and MDI shall maintain, with a financially sound and responsible insurer, insurance coverage in an amount not less than $1 million for indemnification of the members of the Board of Directors.

               8.2. Board Observer. So long as the sum of (i) the aggregate number of shares of Common Stock issuable upon conversion of MDI Series B Preferred Stock and (ii) MDI Common Stock owned by eLot and its subsidiaries is equal to or greater than 444,444, eLot shall have the right to designate from time to time one person as a "Board Observer." MDI will (i) deliver to the Board Observer notice of all meetings of the MDI Board of Directors and committees thereof in the same manner as delivered to MDI directors, (ii) deliver to the Board Observer any materials delivered to MDI directors in the same manner that such materials are delivered to MDI directors, (iii) permit the Board Observer to attend all meetings of the MDI Board of Directors and committees thereof and
(iv) will grant the Board Observer reasonable access to MDI's offices and records during normal business hours. MDI may require the Board Observer to sign a confidentiality agreement and acknowledge that the Board Observer may, from time to time, possess material non-public information.

               SECTION 9. Fees and Expenses. Each of eLot and MDI shall pay all its own respective costs and other expenses incurred in connection with its performance of and compliance with all agreements and conditions contained herein on its part to be performed or complied with.

               SECTION 10. Survival of Representations, Warranties and Agreements. The covenants, representations and warranties of eLot and MDI contained herein shall survive the Closing. eLot and MDI may rely on such covenants, representations and warranties, irrespective of any investigation made, or notice or knowledge held, by them or any other person. All statements contained in any certificate or other instrument delivered by MDI or eLot, pursuant to this Agreement or in connection with the transactions contemplated by this Agreement shall constitute representations and warranties by MDI or eLot, as the case may be, under this Agreement.

               SECTION 11.  Indemnification.

               (a) MDI shall indemnify, defend and hold harmless eLot from and against all liabilities, losses and damages, together with all reasonable costs and expenses related thereto (including, without limitation, legal and accounting fees and expenses), which would not have been incurred if (i) all of the representations and warranties of MDI herein had been true and correct when made or (ii) all of the covenants and agreements of MDI herein had been duly and timely complied with and performed.

               (b) eLot shall indemnify, defend and hold harmless MDI from and against all liabilities, losses and damages, together with all reasonable costs and expenses related thereto (including, without limitation, legal and accounting fees and expenses), which would not have been incurred if (a) all of the representations and warranties of eLot herein had been true and correct when made or (b) all of the covenants and agreements of eLot herein had been duly and timely complied with and performed.

               SECTION 12. Remedies. The parties agree and acknowledge that money damages are not an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other remedy a party may have for a breach of this Agreement, that party shall be entitled to an injunction restraining any such breach or threatened breach, or a decree of specific performance, without posting any bond or security. The remedy in this Section 12 is in addition to, and not in lieu of, any other rights or remedies a party may have.

               SECTION 13. Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, each of the parties hereto, their respective successors and assigns; provided that neither party may assign any of its rights or obligations hereunder without the prior written consent of the other party.

               SECTION 14. Entire Agreement; Effect on Prior Documents. This Agreement and the other documents referred to herein or delivered pursuant hereto contain the entire agreement among the parties with respect to the transactions contemplated hereby and supersede all prior negotiations, commitments, agreements and understandings among them with respect thereto.

               SECTION 15. Notices. Any notice or communication given pursuant to this Agreement by any party to any other party shall be in writing and shall be sufficiently given if personally delivered, sent by facsimile or other means of electronic transmission or sent by mail, postage prepaid, to the parties at the following addresses or to such other address as either party may hereafter designate to the others by like notice:

                    (i)      if to MDI, to:

                    201 Ann Street
                    Suite 210
                    Hartford, CT  06103
                    Attention:  President
                    Telephone:  (860) 527-5359
                    Telecopy:   (860) 527-5920

                    with a copy to:

                    Mintz Levin Cohn Ferris Glovsky and Popeo, P.C. 666 Third Avenue
                    New York, NY  10017
                    Attention:  Kenneth R. Koch, Esq.
                    Telephone:  (212) 935-3000
                    Telecopy:   (212) 983-3115

                    (ii)     if to eLot:

                    eLot, Inc.
                    301 Merritt Corporate Park
                    Norwalk, CT  06851
                    Attention:  Barbara Anderson, Esq.
                    Telephone:  (203) 840-8630
                    Telecopy:  (203) 840-8639

                    with a copy to:

                    Cahill Gordon & Reindel
                    80 Pine Street
                    New York, NY  10005
                    Attention:  Richard E. Farley, Esq.
                    Telephone:  (212) 701-3000
                    Telecopy:   (212) 269-5420

               SECTION 16. Amendments; Waivers. Except as otherwise provided herein, this Agreement may be amended, and compliance with any provision of this Agreement may be omitted or waived, only by the written agreement of MDI and eLot.

               SECTION 17. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement.

               SECTION 18. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

               SECTION 19. Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice versa.

               SECTION 20. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York without regard to its principles of conflicts of laws.

               SECTION 21. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               SECTION 22. Brokerage Fee. MDI and eLot each represent that, except for Venture Partners Capital, LLC (whose fees, commissions and expenses shall be paid solely by MDI), no broker has been involved in this transaction and each party agrees to indemnify and hold the others harmless from payment of any brokerage fee, finder's fee or commission claimed by any party who claims to have been involved because of association with such party.

                            [Signature Pages Follow]

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                            MDI ENTERTAINMENT, INC.


                                            By:    /s/ Steven M. Saferin

                                            Name:  Steven M. Saferin
                                      Title: President & Chief Executive Officer


                                            ELOT, INC.


                                            By:  /s/ Robert Daum

                                                 Name:  Robert Daum
                                                 Title: Executive Vice President